                                                               FILED PURSUANT TO
                                                                  RULE 424(B)(3)
                                                      Registration No. 333-86257


SUPPLEMENT, DATED SEPTEMBER 26, 2000, TO PROSPECTUS, DATED SEPTEMBER 17, 1999, OF UNITEDGLOBALCOM, INC.

Additional Selling Securityholders. The following selling securityholders are added to the list of selling securityholders in the prospectus:

                                                                               NUMBER OF DEPOSITARY SHARES
                                                                               ---------------------------
NAME OF SELLING SECURITYHOLDER                                                  OWNED             OFFERED
------------------------------                                                 -------            -------
MFS Series Trust VI:  Utilities Fund........................................   160,820            160,820

MFS/Sun Life - Utilities Series.............................................    39,900             39,900

MFS VIT - MFS Utilities Series..............................................   177,000            177,000